Exhibit 99.2

`	Third Quarter 2017 Financial Results Presentation NASDAQ: GNBC October 25, 2017

Today’s Speakers Manny Mehos – Chairman and Chief Executive Officer Geoff Greenwade – President and Bank Chief Executive Officer Terry Earley – Executive Vice President and Chief Financial Officer Donald Perschbacher – Executive Vice President and Corporate Chief Credit Officer

Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.’s (“Green Bancorp”) expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing“, "continue“, “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events, or negatives of such words. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. In addition to factors previously disclosed in Green Bancorp’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Third Quarter 2017 Highlights Net income totaled $11.4 million, or $0.31 per diluted common share Return (annualized) on average assets was 1.10% for 3Q17 Efficiency ratio of 50.59% for 3Q17 Net interest margin increased to 3.65% for 3Q17 Pre-tax pre-provision return on average assets was 1.88% for 3Q17 Return (annualized) on average tangible common equity was 12.74% for 3Q17 Tangible book value per common share increased to $9.93

Fully Diluted EPS and TBVPS Tangible Book Value Per Share Earnings Per Share $9.01 $9.06 $9.25 $9.65 $9.93 $8.75 $9.00 $9.25 $9.50 $9.75 $10.00 3Q16 4Q16 1Q17 2Q17 3Q17

Loan Portfolio Overview • $ 3,123 Commercial-focused loan portfolio with over 97% of the loan portfolio focused on non-energy loans $ 3,098 $ 3,072 $ 3,048 $ 3,012 • In-footprint focus with portfolio primarily distributed across Houston 55% and Dallas 21% • % Diversified loan portfolio with no concentration to any single industry in excess of 10% of total loans • • Only 4.2% of the loan portfolio is classified 3Q16 C&I (ex. Energy) 4Q16 1Q17 Energy Constr. and Dev. 2Q17 3Q17 Owner Occ. CRE Consumer & Other Large number of lending relationships with no significant borrower concentration Non-Owner Occ. CRE By Class Loan Repricing By Regional Distribution* Other 7% Remaining TX, 9% Dallas 21% Acquired 19% Fixed Rate 20% Central TX, 8% Rate Reset in Eligible for Rate Reset in 4Q17 69% 1Q18 or Later 11% Originated 81% Houston 55% $ i n mi l lions, loan ba lance a nd corresponding percentages exclude HFS l oans, (*) Central TX denotes Austin, San Antonio a nd San Marcos 6 Loan Portfolio Detail as of September 30, 2017 8% 4% 8% 8% 2% 9% 2 3% 8% 3% 8% 9% 35% 37% 36% 36% 37% 13% 13% 14% 13% 13% 35% 34% 31% 29% 31 % Loan Portfolio Composition Highlights

Deposits & Liquidity Highlights Deposits comprised ~81% of overall funding at September 30, 2017 Total deposits increased by $48 million or 1.4% during 3Q17, to $3.4 billion Cost of deposits was 0.77% in 3Q17 compared to 0.72% in 2Q17 Loan to deposit ratio was 90.1% at September 30, 2017 and is below our targeted level Noninterest-bearing deposits increased slightly and comprised 20% of deposits as of September 30, 2017 Funding Profile * Loans / Deposits Ratio Deposit Composition 81% Deposit Funded Equity Other Noninterest-bearing Interest-bearing Loans Securities Other $ in millions, (*) represents the 3Q17 mix of funding sources and the average assets in which those funds are invested as a percentage of average total assets 19% 19% 21% 20% 20% 5% 5% 6% 6% 6% 34% 35% 35% 33% 35% 42% 40% 38% 40% 39% $ 3,316 $ 3,375 $ 3,416 $ 3,360 $ 3,408 3Q16 4Q16 1Q17 2Q17 3Q17 Noninterest-bearing Interest-bearing transaction MMDA and savings Certificates and other time 82.4% 93.9% 97.5% 101.0% 91.8% 88.2% 92.9% 90.1% 2012 2013 2014 2015 2016 1Q17 2Q17 3Q17 100% 74% 17% 8% Uses of Funds $4,132 11% 7% 65% 16% Sources of Funds $4,132

Impact From Hurricane Harvey Identified $1.9 billion of loans located in Texas counties within the FEMA Disaster Declaration area for Hurricane Harvey Portfolio bankers completed detailed loan-by-loan impact assessments after the storm Impact assessments have been completed for approximately 97% of loans in the affected counties, in addition to all loans with balances greater than $1 million No specific losses have been identified to date Following the initial assessments of potential credit impact, Green Bank accrued $1 million of incremental provision for credit losses related to Hurricane Harvey Initial Impact Assessment for $1.9 Billion of GNBC Loans Within FEMA Disaster Declaration Area No Impact 78% Minor Impact 14% Moderate Impact 5% Not Yet Reviewed 3%

Asset Quality Nonperforming assets (NPAs) totaled $92.6 million or 2.23% of period end total assets at September 30, 2017 compared to $75.5 million or 1.80% of period end total assets at June 30, 2017 Allowance for loan losses was 1.09% of total loans at September 30, 2017, and the allowance for loan losses plus the acquired loan net discount to total loans adjusted for the acquired loan net discount was 1.25% Provision expense for the third quarter of 2017 was $2.3 million, $1.0 million of which was related to the potential impact from Hurricane Harvey Asset Quality Allowance for Loan Losses Ratio * (*) Based on percentage of total gross loans held for investment 1.18% 0.85% 1.06% 1.02% 1.09% 3Q16 4Q16 1Q17 2Q17 3Q17 2.52% 2.33% 2.86% 3.05% 3.36% 2.23% 1.80% 2.15% 2.64% 3.31% 3Q17 2Q17 1Q17 4Q16 3Q16 NPLs / Total Loans NPAs / Total Assets

Overview of Energy Portfolio Progress Energy Portfolio Resolution History On April 28, 2016 the Company announced its intent to exit energy lending with $277.4 million of energy loans, the primary objective was to de-risk the loan portfolio, reduce balance sheet volatility and position the company for normalized earnings and growth The company’s total energy exposure stood at $70.8 million or 2.3% of total loans as of September 30, 2017 (excluding $15.5 million of energy production loans held for sale), comprised of $12.1 million in energy production and $58.7 million in oilfield services loans The $70.8 million of energy loans held for investment are being carried at 77.3% of outstanding customer principal balance The $15.5 million of energy loans held for sale are being carried at 85.4% of outstanding customer principal balance $ in millions $ 111.2 $ 110.0 $ 64.8 $ 38.0 $ 31.5 $ 28.5 $ 27.6 $ 12 $ 12.1 $ 166.2 $ 139.7 $ 103.8 $ 81.5 $ 62.2 $ 58.7 $ 58.7 $ 59 $ 58.7 $ 277.4 $ 249.7 $ 168.6 $ 119.5 $ 93.7 $ 87.2 $ 86.3 $ 15.5 $ 70.8 1Q16 2Q16 (inc. HFS) 3Q16 (inc. HFS) 4Q16 (inc. HFS) 1Q17 (inc. HFS) 2Q17 (inc. HFS) 3Q17 (inc. HFS) HFS 3Q17 (excl. HFS) Energy Production Oilfield Services Held for Sale

Performance Metrics (*) Represents pre-tax pre-provision return on average assets, a non-GAAP measure used by management to evaluate the Company’s financial performance Efficiency Ratio Net Interest Margin ROAA ROATCE 61.92% 60.99% 54.64% 47.83% 50.59% 45% 50% 55% 60% 65% 70% 75% 3Q16 4Q16 1Q17 2Q17 3Q17 Reported (0.92)% 0.25% 0.73% 1.26% 1.10% 1.47% 1.34% 1.75% 2.09% 1.88% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3Q16 4Q16 1Q17 2Q17 3Q17 Reported PTPP * (10.25)% 3.35% 8.91% 15.04% 12.74% -15% -10% -5% 0% 5% 10% 15% 20% 3Q16 4Q16 1Q17 2Q17 3Q17 Reported 3.62% 3.40% 3.47% 3.63% 3.65% 3.25% 3.50% 3.75% 4.00% 3Q16 4Q16 1Q17 2Q17 3Q17 Reported

Net Interest Income & Net Interest Margin $ in millions NIM increased 2 basis points to 3.65% in 3Q17 Loan yields increased by 9 basis points in 3Q17 driven by the Fed’s rate increase in June, which was partially offset by: The impact of higher non-accruals and related accrual interest reversals An unfavorable mix shift in earning assets as the growth in earning assets was all in categories other than loans Higher cost of funds reflecting a deposit cost beta of ~20% Cost of deposits including noninterest-bearing was 0.77%, up 5 basis points compared to the prior quarter Highlights $33.7 $32.2 $32.6 $35.3 $36.3 3.62% 3.40% 3.47% 3.63% 3.65% 4.77% 4.71% 4.86% 5.02% 5.11% 4.20% 4.29% 4.42% 4.59% 4.69% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $10 $15 $20 $25 $30 $35 $40 3Q16 4Q16 1Q17 2Q17 3Q17 Net Interest Margin Net Interest Income NII (L) NIM (R) Loan Yield (R) Loan Yield excl. Fees (R)

Noninterest Income (*) Excluding net loss on the sale of held-for-sale loans of $1.4 million in 4Q16 and $0.1 million in 1Q17, net gain on held-for-sale loans of $0.2 million and net gain on the sale of available-for-sale securities of $0.3 million in 2Q17, in addition to net loss on held-for-sale loans of $1.3 million and net loss on the sale of available-for-sale securities of $0.3 million in 3Q17 $ in millions 37.2% 48.6% 40.2% 42.4% 47.1% 19.7 20.8% 14.8% 21.3% 17.4% 23.7% 10.5% 34.2% 16.9% 26.0% 19.4% 20.2% 10.8% 19.3% 9.5% $4.1 $3.6 $5.6 $5.2 $5.0 $0 $1 $2 $3 $4 $5 $6 3Q16 4Q16 * 1Q17 * 2Q17 * 3Q17 * Customer Service Fees Loan Fees Gain on sale of guaranteed portion of loans, net Other

Noninterest Expense Efficiency Ratio 61.9% 61.0% 54.6% 47.8% 50.6% $ in millions 51.0% 56.3% 59.5% 64.5% 62.2% 9.4% 9.8% 9.6% 10.4% 10.4% 9.3% 11.6% 11.5% 9.7% 11.6% 30.3% 22.3% 19.4% 15.4% 15.8% $23.4 $21.0 $20.8 $19.6 $20.1 $0 $5 $10 $15 $20 $25 3Q16 4Q16 1Q17 2Q17 3Q17 Salaries and Employee Benefits Occupancy Professional & Regulatory Fees Other

Capital Position (*) denotes fully phased-in capital adequacy to take effect on January 1, 2019, the Basel III Capital Rules will require GNBC to maintain an additional capital conservation buffer of 2.5% CET1, effectively resulting in minimum ratios of 7.0% CET1, 8.5% Tier 1, 10.5% Total RBC and 4.0% minimum leverage ratio Capital $371.1 $407.8 $384.3 $407.8 $451.6 $435.3 $384.3 $407.8 4.0% 10.5% 8.5% $ in millions 10.6% 11.0% 12.9% 9.5% 11.8% 11.8% 12.6% 10.1% CET1 Tier 1 RBC Total RBC T1 Leverage Holding Company Bank Capital Adequacy Level * 7.0%

Financial Guidance - Updated 4Q 2017 Net Interest Margin in the range of 3.65 – 3.70% * FY 2017 Net Interest Income in the range of $139 – 143 million FY 2017 Provision Expense in the range of $12 – 15 million FY 2017 Noninterest Income in the range of $21 – 23 million ** FY 2017 Noninterest Expense in the range of $80 – 82 million 2017 EPS target in the range of $1.15 – $1.20 * 2018 EPS target in the range of $1.50 – $1.60 *** (*) Based on assumption of one 25 basis point increase to the Fed Funds target rate in December 2017 (**) Excludes loss on held for sale loans and available for sale securities (***) Based on assumption of one 25 basis point increase to the Fed Funds target rate in the first half of 2018

Question & Answer Session 17

Appendix 18

Pre-Tax Pre-Provision Adjusted Net Income $22 4% $20 $18 3% $16 $14 2% $12 $10 1% $8 $6 0% 3Q16 4Q16 PTPP Adj. Net Income (L) 1Q17 2Q17 3Q17 MARS-Related (L) PTPP ROAA (R) $ i n mi l lions 19 $21.4 2.1% $19.6 1.9% $0.6 $3.1 $17.3 1.8% $2.9 $14.4 1.5% $13.4 1.4%

Commercial Real Estate (CRE) Portfolio Detail Central TX, 10% Remaining TX, 12% Multifamily 24% Retail, 24% Other, 2% Residential Real Estate, 3% Land, 5% Dallas 15% Houston 60% Office 21% Hospitality, 5% Senior Housing, 5% Industrial Warehouse, 13% $1,395 $1,500 $1,389 400% $1,324 $1,300 $1,250 375% ADC 16% $1,000 350% $750 325% $500 300% 35 $40 $250 $37 $37 $38 275% CRE 84% $0 250% 3Q16 4Q16 1Q17 2Q17 3Q17 Total R BC CRE Ratio (*) Centra l TX denotes Austin, Sa n Antonio a nd Sa n Ma rcos $ i n mi l lions, portfolio detail excludes Fa rmland per CRE guidance regulations, though i t is i ncluded in financial reporting 20 36 9% 8 37 3% 2 $1,252 34 5% 3 31 8% 9 28 8% $4 Regulatory CRE/Total Risk Based Capital CRE vs. ADC as of September 30, 2017 By Product as of September 30, 2017 By Regional Distribution as of September 30, 2017*